                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 May 30, 1997
                Date of Report (Date of earliest event reported)

                               CELL GENESYS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-19986                94-3061375
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                          Identification No.)


                               342 Lakeside Drive
                         Foster City, California  94404
          (Address of principal executive offices, including zip code)

                                 (415) 358-9600
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

          On May 30, 1997, Cell Genesys, Inc., a corporation organized under the laws of the State of Delaware ("Cell Genesys"), acquired Somatix Therapy Corporation, a corporation organized under the laws of the State of Delaware ("Somatix"), pursuant to the merger (the "Merger") of S Merger Corp., a corporation organized under the laws of the State of Delaware ("Merger Sub") and a direct wholly owned subsidiary of Cell Genesys, and upon the terms set forth in the amended and restated agreement and plan of merger and reorganization, dated as of March 27, 1997 (the "Merger Agreement"), among Cell Genesys, Merger Sub and Somatix.

          A copy of the press release regarding consummation of the Merger issued by Cell Genesys on May 30, 1997 is attached hereto as Exhibit 99.1.

          A copy of the Merger Agreement is attached as Exhibit 2.1 to the Registration Statement of Cell Genesys on Form S-4 filed with the Securities and Exchange Commission on April 30, 1997 (the "Registration Statement"), and is incorporated herein by reference.

          The additional information required by this Item 2 is contained in the Registration Statement and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired

          The information required by this Item 7(a) is contained in Somatix's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 and Somatix's Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 1996, December 31, 1996 and March 31, 1997, and is incorporated herein by reference.

          (b)  Pro Forma Financial Information

          The information required by this Item 7(b) is set forth on pages 84 through 88 of the Joint Proxy Statement/Prospectus of Cell Genesys and Somatix contained in the Registration Statement and is incorporated herein by reference.

          (c)  Exhibits.

 Exhibit No.                           Description
 -----------                           -----------
     99.1        Press release issued May 30, 1997 announcing the consummation of the acquisition of Somatix Therapy Corporation by Cell
                 Genesys, Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CELL GENESYS, INC.



Dated:  June 6, 1997           By:  /s/ KATHLEEN SEREDA GLAUB
                                    ---------------------------
                                    Kathleen Sereda Glaub
                                    Senior Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX

  Exhibit No.                           Description
  -----------                           -----------
     99.1        Press release issued May 30, 1997 announcing the consummation of the acquisition of Somatix Therapy Corporation by Cell
                 Genesys, Inc.